Buffalo Funds
(the "Registrant")
Registration No. 811-10303
Form N-SAR
Semi-Annual Period Ended September 30, 2008

Sub-Item 77C:  Matters submitted to a vote of security holders.

Results of Special Meetings of Shareholders

At a Special Meeting of Shareholders of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., the Buffalo USA Global Fund, Inc., and the Buffalo Funds held on July 29, 2008 as a result of an adjournment of the Special Meeting of Shareholders held on July 22, 2008 and the Special Meeting of Shareholders of the Buffalo Small Cap Fund, Inc., held on August 18, 2008, shareholders approved the following proposals:

Proposal 1: Reorganization of the Buffalo Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust.

Buffalo Balanced Fund, Inc.

    Of the 14,828,145.678 shares present in person or by proxy, 8,308,222.118 shares or 56.030% voted in favor (representing 53.818% of total outstanding shares), 113,318.547 shares or 0.764% voted against, and 185,613.013 shares or 1.252% abstained from voting.

Buffalo High Yield Fund, Inc.

    Of the 12,334,005.239 shares present in person or by proxy, 8,124,158.946 shares or 65.815% voted in favor (representing 62.643% of total outstanding shares), 30,969.148 shares or 0.250% voted against, and 33,212.145 shares or 0.270% abstained from voting.

Buffalo Large Cap Fund, Inc.

    Of the 1,884,499.109 shares present in person or by proxy, 1,722,272.822 shares or 91.392% voted in favor (representing 85.265% of total outstanding shares), 3,518.431 shares or 0.186% voted against, and 869.856 shares or 0.047% abstained from voting.

Buffalo USA Global Fund, Inc.

    Of the 2,927,054.814 shares present in person or by proxy, 2,599,714.580 shares or 88.817% voted in favor (representing 50.540% of total outstanding shares), 55,231.944 shares or 1.887% voted against, and 72,820.290 shares or 2.488% abstained from voting.

Buffalo Small Cap Fund, Inc.

    Of the 46,883,893.936 shares present in person or by proxy, 37,841,177.973 shares or 80.713% voted in favor (representing 50.531% of the total outstanding shares), 655,846.274, or 1.398% voted against, 865,983.689 or 1.848% abstained from voting

Proposal 2: The election of the Funds' Boards of Trustees/Directors.

Buffalo Balanced Fund, Inc.

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
14,615,517.718
212,627.960
94.675%
Thomas S. Case
14,612,575.308
215,570.370
94.656%
J. Gary Gradinger
14,615,934.308
212,211.370
94.678%
Philip J. Kennedy
14,616,701.718
211,443.960
94.683%
Joseph C. Neuberger
14,613,484.963
214,660.715
94.662%
Grant P. Sarris
14,573,005.815
255,139.863
94.400%

Buffalo High Yield Fund, Inc.

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
12,266,559.904
77,445.335
94.584%
Thomas S. Case
12,265,534.658
78,470.581
94.576%
J. Gary Gradinger
12,266,559.904
77,445.335
94.584%
Philip J. Kennedy
12,262,310.658
81,694.581
94.551%
Joseph C. Neuberger
12,265,356.904
78,648.335
94.574%
Grant P. Sarris
12,253,263.658
90,741.581
94.481%

Buffalo Large Cap Fund, Inc.

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
1,881,888.693
2,610.416
93.167%
Thomas S. Case
1,666,721.693
217,777.416
82.515%
J. Gary Gradinger
1,881,210.693
3,288.416
93.134%
Philip J. Kennedy
1,881,888.693
2,610.416
93.167%
Joseph C. Neuberger
1,881,641.480
2,857.629
93.155%
Grant P. Sarris
1,881,873.480
2,625.629
93.167%

Buffalo USA Global Fund, Inc.

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
2,831,540.457
95,514.357
55.046%
Thomas S. Case
2,826,942.457
100,112.357
54.957%
J. Gary Gradinger
2,832,391.457
94,663.357
55.063%
Philip J. Kennedy
2,829,634.457
97,420.357
55.009%
Joseph C. Neuberger
2,829,350.660
97,704.154
55.004%
Grant P. Sarris
2,824,795.660
102,259.154
54.915%

Buffalo Small Cap Fund, Inc.

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
45,587,743.714
1,296,150.222
60.875%
Thomas S. Case
45,481,368.814
1,402,525.122
60.733%
J. Gary Gradinger
45,580,488.096
1,303,405.840
60.866%
Philip J. Kennedy
45,612,914.077
1,270,979.859
60.909%
Joseph C. Neuberger
45,490,185.572
1,393.708.364
60.745%
Grant P. Sarris
45,608,210.810
1,275,683.126
60.903%

Buffalo Funds Trust, on be half of it series:
 Buffalo International Fund
 Buffalo Jayhawk China Fund
 Buffalo Micro Cap Fund
 Buffalo Mid Cap Fund
 Buffalo Science & Technology Fund

Nominee
"Affirmative"
"Withheld"
Percent of Outstanding Fund Shares voted Affirmative
Gene M. Betts
34,046,395.670
520,583.252
69.845%
Thomas S. Case
34,035,480.614
531,498.308
69.823%
J. Gary Gradinger
34,039,570.811
527,408.111
69.831%
Philip J. Kennedy
34,036,910.749
530,068.173
69.826%
Joseph C. Neuberger
34,035,782.365
531,196.557
69.823%
Grant P. Sarris
33,997,975.747
569,003.175
69.746%

Proposal 3: To approve a uniform set of fundamental investment restrictions.

Buffalo Balanced Fund, Inc.

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
8,295,003.690
112,104.108
200,045.580
55.941%
3B. Investments in Real Estate
8,205,737.418
191,903.680
209,512.580
55.339%
3C. Underwriting
8,176,424.142
202,005.956
228,723.580
55.141%
3D. Loan to Fund Affiliates
8,088,689.501
279,371.597
239,092.580
54.550%
3E. Making Loans
8,111,729.745
262,941.353
232,482.580
54.705%
3F. Investments for the Purpose of Exercising Control
8,216,654.973
166,372.125
224,126.580
55.413%
3G. Margin Purchases and Short Selling
8,123,099.218
249,443.880
234,610.580
54.782%
3H. Investments in Other Investment Companies
8,179,966.524
210,676.574
216,510.580
55.165%
3I. Investment in Companies with Less then 3 Years Operation
8,111,775.899
273,355.199
222,022.580
54.705%
3J. Transaction with Interested Parties
8,120,252.281
236,091.817
250,809.580
54.762%
3K. Borrowing and Senior Securities
8,168,717.831
198,208.267
240,227.580
55.089%
3L. Assumption of Liability of Other
8,074,325.771
308,837.327
223,990.580
54.453%
3M. Investment in Securities with Unlimited Liability
8,095,864.232
284,325.980
226,963.466
54.598%
3N. Concentration
8,210,406.832
167,139.380
229,607.466
55.370%
3O. Physical Commodities and Derivatives
8,183,676.563
207,936.649
215,540.466
55.190%

Buffalo High Yield Fund, Inc.

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
8,133,671.251
24,546.949
30,122.039
65.892%
3B. Investments in Real Estate
8,125,384.251
36,233.949
26,722.039
65.825%
3C. Underwriting
8,117,344.111
34,697.089
36,299.039
65.759%
3D. Loan to Fund Affiliates
8,088,562.947
71,687.080
28,090.212
65.526%
3E. Making Loans
8,086,009.357
74,921.843
27,409.039
65.506%
3F. Investments for the Purpose of Exercising Control
8,114,165.251
46,832.949
27,342.039
65.734%
3G. Margin Purchases and Short Selling
8,091,789.947
65,966.113
30,584.179
65.552%
3H. Investments in Other Investment Companies
8,120,628.947
39,127.253
28,584.039
65.786%
3I. Investment in Companies with Less then 3 Years Operation
8,086,375.193
63,716.007
38,249.039
65.509%
3J. Transaction with Interested Parties
8,097,553.111
53,150.089
37,637.039
65.599%
3K. Borrowing and Senior Securities
8,119,850.947
43,284.080
25,205.212
65.780%
3L. Assumption of Liability of Other
8,066,422.357
93,603.670
28,314.212
65.347%
3M. Investment in Securities with Unlimited Liability
8,070,311.357
90,770.670
27,258.212
65.378%
3N. Concentration
8,113,068.087
42,544.113
32,728.039
65.725%
3O. Physical Commodities and Derivatives
8,110,586.251
49,873.949
27,880.039
65.705%

Buffalo Large Cap Fund, Inc.

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
1,721,721.472
3,305.153
1,634.484
91.362%
3B. Investments in Real Estate
1,721,626.487
3,400.138
1,634.484
91.357%
3C. Underwriting
1,717,183.157
7,843.468
1,634.484
91.121%
3E. Loan to Fund Affiliates
1,716,554.820
8,287.805
1,818.484
91.088%
3D. Making Loans
1,716,494.640
8,347.985
1,818.484
91.085%
3F. Investments for the Purpose of Exercising Control
1,718,275.157
6,751.468
1,634.484
91.179%
3G. Margin Purchases and Short Selling
1,717,059.337
7,783.288
1,818.484
91.115%
3H. Investments in Other Investment Companies
1,721,611.220
3,415.405
1,634.484
91.356%
3I. Investment in Companies with Less then 3 Years Operation
1,721,614.290
3,412.335
1,634.484
91.357%
3J. Transaction with Interested Parties
1,719,157.040
5,685,585
1,818.484
91.226%
3K. Borrowing and Senior Securities
1,717,225.820
8,009.805
1,425.484
91.124%
3L. Assumption of Liability of Other
1,718,283.640
6,951.985
1,425.484
91.180%
3M. Investment in Securities with Unlimited Liability
1,718,283.640
6,951.985
1,425.484
91.180%
3N. Concentration
1,722,194.737
3,040.888
1,425.484
91.387%
3O. Physical Commodities and Derivatives
1,720,637.087
4,598.538
1,425.484
91.305%

Buffalo USA Global Fund, Inc.

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
2,596,279.819
69,726.269
61,760.726
88.699%
3B. Investments in Real Estate
2,562,485.577
99,015.511
66,265.726
87.545%
3C. Underwriting
2,567,842.931
83,936.157
75,987.726
87.728%
3D. Loan to Fund Affiliates
2,541,689.131
112,055.957
74,021.726
86.834%
3E. Making Loans
2,550,065.772
106,010.316
71,690.726
87.121%
3F. Investments for the Purpose of Exercising Control
2,566,832.211
87,508.971
73,425.632
87.693%
3G. Margin Purchases and Short Selling
2,532,199.384
117,541.798
78,025.632
86.510%
3H. Investments in Other Investment Companies
2,560,902.566
93,089.522
73,774.726
87.491%
3I. Investment in Companies with Less then 3 Years Operation
2,550,550.199
106,300.983
70,915.632
87.137%
3J. Transaction with Interested Parties
2,543,382.442
106,846.740
77,537.632
86.892%
3K. Borrowing and Senior Securities
2,549,304.648
110,868.534
67,593.632
87.095%
3L. Assumption of Liability of Other
2,522,476.311
138,849.871
66,440.632
86.178%
3M. Investment in Securities with Unlimited Liability
2,527,930.760
129,588.328
70,247.726
86.364%
3N. Concentration
2,550,382.378
105,748.804
71,635.632
87.131%
3O. Physical Commodities and Derivatives
2,545,180.720
115,219.462
67,366.632
86.954%

Buffalo Small Cap Fund, Inc.

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
37,680,946.606
798,232.050
883,829.280
80.371%
3B. Investments in Real Estate
37,278,008.169
1,197,888.946
887,110.821
79.511%
3C. Underwriting
37,240,105.143
1,159,394.713
963,508.080
79.430%
3D. Making Loans
36,941,287.328
1,437,391.947
984,328.661
78.793%
3E. Margin Purchases and Short Selling
37,053,132.250
1,326,309.173
983,566.513
79.032%
3F. Borrowing and Senior Securities
37,037,655.864
1,348,726.835
976,625.237
78.999%
3G. Concentration
37,254,319.909
1,091,754.125
1,016,933.902
79.461%
3H. Physical Commodities and Derivatives
37,115,532.439
1,298,667.118
948,808.379
79.165%

Buffalo International Fund

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
2,248,482.870
4,165.735
1,957.822
98.522%
3B. Investments in Real Estate
2,248,482.870
4,165.735
1,957.822
98.522%
3C. Underwriting
2,248,482.870
4,165.735
1,957.822
98.522%
3D Loan to Fund Affiliates
2,248,183.767
4,464.838
1,927.822
98.509%
3E. Making Loans
2,248,183.767
4,464.838
1,927.822
98.509%
3F Investments for the Purpose of Exercising Control
2,248,482.870
4,165.735
1,957.822
98.522%
3G. Margin Purchases and Short Selling
2,247,783.767
4,464.838
2,357.822
98.491%
Buffalo Jayhawk China Fund

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
2,388,747.704
20,466.065
5,894.286
87.822%
3B. Investments in Real Estate
2,390,522.446
18,691.323
5,894.286
87.887%
3C. Underwriting
2,389,062.520
19,957.249
6,088.286
87.834%
3D Loan to Fund Affiliates
2,391,584.709
17,629.060
5,894.286
87.926%
3E. Making Loans
2,392,022.221
17,191.548
5,894.286
87.942%
3F Investments for the Purpose of Exercising Control
2,394,105.147
15,108,622
5,894.286
88.019%
3G. Margin Purchases and Short Selling
2,389,828.759
19,113.860
6,165.436
87.862

Buffalo Micro Cap Fund

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
2,407,156.279
24,371.886
14,848.439
95.773%
3B. Investments in Real Estate
2,402,868.749
28,659.416
14,848.439
95.603%
3C. Underwriting
2,405,750.363
25,777.802
14,848.439
95.717%
3D Loan to Fund Affiliates
2,400,809.567
30,718.598
14,848.439
95.521%
3E. Making Loans
2,397,368.646
33,866.189
15,141.769
95.384%
3F Investments for the Purpose of Exercising Control
2,396,837.797
34,397.038
15,141.769
95.363%
3G. Margin Purchases and Short Selling
2,405,006.050
26,462.115
14,848.439
95.690%
3H Investments in Other Investment Companies
2,395,442.913
35,791.922
15,141.769
95.307%

Buffalo Mid Cap Fund

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
13,427,177.791
673,665.814
318,493.158
72.234%
3B. Investments in Real Estate
13,149,292.246
917,607.336
352,437.181
70.739%
3C. Underwriting
13,063,152.230
954,114.352
402,070.181
70.276%
3D Loan to Fund Affiliates
13,081,166.288
953,653.294
384,517.181
70.373%
3E. Making Loans
13,111,023.461
960,141.144
348,172.158
70.533%
3F Investments for the Purpose of Exercising Control
13,007,033.121
1,063,034.461
349,269.181
69.974%
3G. Margin Purchases and Short Selling
12,945,007.951
1,127,299.631
347,029.181
69.640%

Buffalo Science & Technology Fund

Proposed Fundamental Investment Restriction
Affirmative Votes
Votes Against
Abstained Votes
Percentage of Shares Present at Meeting Voted Affirmative
3A. Diversification
6,071,097.488
139,936.510
186,499.075
69.999%
3B. Investments in Real Estate
6,000,968.256
187,340.742
209,224.075
69.190%
3C. Underwriting
6,948,914.531
225,940.552
222,677.990
68.590%
3D Loan to Fund Affiliates
5,985,391.258
188,279.825
223,861.990
69.010%
3E. Making Loans
5,968,816.514
215,770.198
212,946.361
68.819%
3F Investments for the Purpose of Exercising Control
5,915,754.778
265,465.220
216,313.075
68.207%
3G. Margin Purchases and Short Selling
5,874,818.744
301,383.254
221,331.075
68.735%

Proposal 4: Redesignation of certain investment objectives as non-fundamental.

Buffalo Balanced Fund, Inc.

    Of the 14,828,145.678 shares present in person or by proxy, 8,048,129.707 shares or 54.276% voted in favor (representing 52.133% of total outstanding shares), 319,967.170 shares or 2.158% voted against, and 239,056.801 shares or 1.612% abstained from voting.

Buffalo High Yield Fund, Inc.

    Of the 12,344,005.239 shares present in person or by proxy, 7,050,190.143 shares or 57.114% voted in favor (representing 54.362% of total outstanding shares), 1,104,513.783 shares or 8.948% voted against, and 33,636.313 shares or 0.272% abstained from voting.

Buffalo Large Cap Fund, Inc.

    Of the 1,884,499.109 shares present in person or by proxy, 1,707,505.892 shares or 90.608% voted in favor (representing 84.534% of total outstanding shares), 14,662.830 shares or 0.778% voted against, and 4,492.387 shares or 0.238% abstained from voting.

Buffalo USA Global Fund, Inc.

     Of the 2,927,054.814 shares present in person or by proxy, 2,506,512.365 shares or 85.633% voted in favor (representing 48.728% of total outstanding shares), 132,799.517 shares or 4.537% voted against, and 88,454.932 shares or 3.022% abstained from voting.

Buffalo Small Cap Fund, Inc.

    Of the 46,883,893.936 shares present in person or by proxy, 33,766,357.508 shares or 72.021% voted in favor, (representing 45.090% of total outstanding shares), 4,458,029.608 shares or 9.509% voted against, 1,138,620.820 shares 2.428% abstained from voting

Proposal 5: Redesignation of certain investment policies and strategies as non-fundamental.

Buffalo Balanced Fund, Inc.

    Of the 14,828,145.678 shares present in person or by proxy, 8,135,838.344 shares or 54.868% voted in favor (representing 52.702% of total outstanding shares), 229,593.862 shares or 1.548% voted against, and 241,721.472 shares or 1.631% abstained from voting.

Buffalo High Yield Fund, Inc.

    Of the 12,344,005.239 shares present in person or by proxy, 8,062,089.143 shares or 65.312% voted in favor (representing 62.164% of total outstanding shares), 92,366.783 shares or 0.748% voted against, and 33,884.313 shares or 0.275% abstained from voting.

Buffalo Large Cap Fund, Inc.

    Of the 1,884,499.109 shares present in person or by proxy, 1,715,850.892 shares or 91.051% voted in favor (representing 84.947% of total outstanding shares), 6,317.830 shares or 0.335% voted against, and 4,492.387 shares or 0.239% abstained from voting.

Buffalo USA Global Fund, Inc.

    Of the 2,927,054.814 shares present in person or by proxy, 2,518,023.260 shares or 86.026% voted in favor (representing 48.951% of total outstanding shares), 118,744.400 shares or 4.057% voted against, and 90,999.154 shares or 3.109% abstained from voting.

Buffalo Small Cap Fund, Inc.

    Of the 46,883,893.936 shares present in person or by proxy, 35,716,408.455 shares or 76.181% voted in favor (representing 47.694% of total outstanding shares), 2,511,717.148 shares or 5.357% voted against, 1,134,882.333 shares or 2.421% abstained from voting

Proposal 6: To transact such other business as may properly come before the Special Meeting of any adjournments thereof.

No other business was discussed.